SECOND AMENDMENT TO LOAN AGREEMENT
(Maryland Acquisition Loan)

BETWEEN

OHI ASSET III (PA) TRUST, as Lender

and

BEL PRE LEASING CO., LLC
RIDGE (MD) LEASING CO, LLC
MARLBORO LEASING CO., LLC
FAYETTE LEASING CO., LLC
LIBERTY LEASING CO., LLC
HOWARD LEASING CO., LLC
PALL MALL LEASING CO., LLC
WASHINGTON (MD) LEASING CO., LLC
MARYLAND NH ASSET, LLC
as Borrowers

and

OMG RE HOLDINGS, LLC
OMG RE LEASING CO., LLC
OMG ASSET OWNERSHIP, LLC
HEALTH CARE FACILITY MANAGEMENT, LLC
RESIDENT CARE CONSULTING, LLC
as Parent Guarantors

Dated:  November 3, 2009

SECOND AMENDMENT TO LOAN AGREEMENT

(Maryland Acquisition Loan)

This Second Amendment to Loan Agreement (“Second Amendment”) is dated as of November 3, 2009, and is by and among OHI ASSET III (PA) TRUST, a Maryland business trust (“Lender”), and BEL PRE LEASING CO., LLC, an Ohio limited liability company, RIDGE (MD) LEASING CO., LLC, an Ohio limited liability company, MARLBORO LEASING CO., LLC, an Ohio limited liability company, FAYETTE LEASING CO., LLC, an Ohio limited liability company, LIBERTY LEASING CO., LLC, an Ohio limited liability company, HOWARD LEASING CO., LLC, an Ohio limited liability company, PALL MALL LEASING CO., LLC, an Ohio limited liability company, WASHINGTON (MD) LEASING CO., LLC, an Ohio limited liability company, and MARYLAND NH ASSET, LLC, an Ohio limited liability company (each a “Borrower”, and collectively, as the “Borrowers”) and OMG RE HOLDINGS, LLC, an Ohio limited liability company (“RE Holdings”), OMG RE LEASING CO, LLC, an Ohio limited liability company (“RE Leasing”), and OMG ASSET OWNERSHIP, LLC, an Ohio limited liability company (“AO”), HEALTH CARE FACILITY MANAGEMENT, LLC, an Ohio limited liability company (“HCFM”), and RESIDENT CARE CONSULTING, LLC, an Ohio limited liability company (“RCC”, and together with RE Holdings, RE Leasing, AO, and HCFM each a “Parent Guarantor” and collectively, the “Parent Guarantors”).

RECITALS:

A.           Borrowers and Parent Guarantors have executed and delivered to Lender a Loan Agreement dated April 18, 2008, as amended by that certain First Amendment to Loan Agreement dated as of March 15, 2009 (as amended, the “Existing Loan Agreement”), pursuant to which Lender has made a loan (the “Loan”) to Borrowers.  The Loan is evidenced by the Note and secured by the Loan Documents (as defined below).

B.           Lender and the Borrowers desire to amend the Existing Loan Agreement as set forth in this Second Amendment.

NOW THEREFORE, the parties agree as follows:

1. Definitions.  Any capitalized term used but not defined in this Second Amendment will have the meaning assigned to such term in the Existing Loan Agreement

2. Section 2.8.  Section 2.8 of the Existing Loan Agreement is hereby amended by deleting the following third (3rd) sentence thereof:

After receipt of approval as to any specific Escrowed Improvement, the Borrowers shall promptly undertake, and complete each such Escrowed Improvement on or before December 31, 2009; provided, however, that with respect to Scheduled Improvements to the Bel Pre Health & Rehabilitation Center and Marley Neck Health & Rehabilitation Center to be funded from the $1,400,000 added to the Escrowed Capex Funds on December 2, 2008, such Scheduled Improvement shall be completed on or before December 31, 2010.

and by replacing such third (3rd) sentence with the following:

“After receipt of approval as to any specific Escrowed Improvement, the Borrowers shall promptly undertake, and complete each such Escrowed Improvement on or before December 31, 2010.”

3. Exhibit C.  Exhibit C to the Existing Loan Agreement is hereby amended and restated in its entirety by Exhibit C to this Amendment.

4. Section 3.4.  Section 3.4 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

3.3          Release of Certain Facilities during First Three Years.

(a) On or before the third anniversary of the Closing, provided that (i) no Event of Default has occurred and is continuing under the Loan Documents, (ii) no Unmatured Event of Default has occurred and is continuing, and (iii) Borrowers are selling the Facility or Facilities to an unrelated third party, upon the payment to Lender of the applicable release payment set forth below (each a “Three Years Release Payment”), Lender would agree to release the applicable Facility listed below (each a “Three Years Facility”) from the lien of the Loan Documents.  No Prepayment Premium would be payable in connection with such prepayment and release.  The initial release prices (to be increased by any reallocations as discussed below or any funded capex under Section 2.8) are:

Facility Name	Initial Release Payment
Liberty Heights Health & Rehabilitation Center 4017 Liberty Heights Avenue Baltimore MD 21207	$7,975,509.54
Franklin Square Health & Rehabilitation Center 1217 W. Fayette Street Baltimore MD 21223	$10,669,070.16

Each Third Year Release Payment will increase 2.5% per year (compounding) on each anniversary of the Closing and pursuant to subparagraph (b) below.

(b) If, after exercising reasonable efforts to sell any Three Years Facility, Borrowers are unable to find a buyer willing to pay an amount sufficient to satisfy the applicable Three Years Release Payment, then Lender will accept as a Three Years Release Payment a lower release payment provided that: (i) the release payment is no less than 50% of the otherwise applicable Third Year Release Payment, and (ii) after giving effect to the sale of the Facility and the pay down of the Loan, the Borrowers remain in compliance with the Cash Flow Coverage Ratio and Combined Cash Flow Coverage Ratio required as of the date of the payment.   The difference between the actual release payment and the Three Years Release Payment shall be reallocated among the remaining Facilities in proportion to the number of licensed beds at each remaining Facility bears to the total number of licensed beds at all Facilities, which reallocation shall also increase the Third Year Release Payment under this Section and the Seventh Year Release Payment under Section 3.4 in the amount reallocated to such Facilities.

(c) Borrowers must sell the Facilities to unrelated third parties in order for the Facilities to be released from the lien of the Loan Documents pursuant to this Section.

(d) Upon payment of the applicable Third Year Release Payment, the amount of the Security Deposit required under this Agreement and the Master Lease will be reduced by an amount equal to (i) the amount of the applicable Third Year Release Payment actually paid to Lender multiplied by (ii) the Interest Rate divided by (iii) four (4).

(e) Upon payment of the applicable Third Year Release Payment, Lender shall release the applicable Facility from the Option to Purchase.

5.   Section 3.4.  Section 3.4 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

3.4          Release of Certain Facilities after Seven Years.

During the one year period commencing on the seventh anniversary of the Closing, provided that (i) no Event of Default has occurred and is continuing under the loan documents, (ii) no Unmatured Event of Default has occurred and is continuing, (iii) the prepayment is made concurrently with respect to all such Facilities (to the extent they have not previously been released as provided for in Section 3.3), and (iv) the Lessee Purchase Option is closed concurrently, upon the payment to Seller of $41,046738.18 (as such amount may be increased or reduced pursuant to Sections 3.3(b) and 3.4(b), the “Seventh Year Release Payment”), Seller will release the Facilities listed below from the lien of the Loan Documents.  No Prepayment Premium would be payable in connection with such prepayment and release.  Borrowers would not be obligated to sell the Facilities in connection with such prepayment and release.  The Facilities covered by this Section are as follows:

Bel Pre Health & Rehabilitation Center 2601 Bel Pre Road Silver Spring MD 20906
Liberty Heights Health & Rehabilitation Center 4017 Liberty Heights Avenue Baltimore MD 21207
Marley Neck Health & Rehabilitation Center 7575 E. Howard Road Glen Burnie MD 21060
Franklin Square Health & Rehabilitation Center 1217 W. Fayette Street Baltimore MD 21223

(a) The Seventh Year Release Payment will be reduced by the amount any Third Year Release Payment paid in connection with any of the Seventh Year Facilities which are also Third Year Facilities.

(b) If Borrowers do not sell or otherwise transfer the Facilities to third parties, but instead continue to own and operate them, then upon payment of the Seventh Year Release Payment and release of the Seventh Year Facilities from the lien of the Loan Documents, the ownership of the applicable Borrowers which own or operate such Facilities shall be transferred such that HCREH and the Parent Guarantors no longer own or control such Borrowers.  Upon such transfer, Lender will release such Borrowers from their obligations arising under the Loan Document and their guaranty of the Master Lease and the City View Loan.

(c) Upon payment of the Seventh Year Release Payment, the amount of the Security Deposit required under this Agreement and the Master Lease will be reduced by an amount equal to (i) the amount of the Seventh Year Release Payment actually paid to Lender multiplied by (ii) the Interest Rate divided by (iii) four (4).

(d) Upon payment of the Seventh Year Release Payment, Lender shall release the Facilities covered by this Section from the Option to Purchase.

6. Representations and Warranties.

(a) Each of Borrower and Parent Guarantor hereby confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower or Parent Guarantor, this Second Amendment and the Loan Documents as of the date hereof and confirms that they are true and correct in all material respects.

(b) Each of Borrower and Parent Guarantor hereby represents and warrants as of the date of this Second Amendment as follows:  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Second Amendment and the Loan Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person (except for those that have already been obtained), is required in connection with the execution, delivery, performance, validity or enforceability of this Second Amendment or the Loan Documents, as applicable, by or against it; (iv) this Second Amendment and the Loan Documents, as applicable, have been duly executed and delivered by it; (v) this Second Amendment and the Loan Documents, as applicable, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (vi) it is not in default under the Loan Agreement and no Event of Default or Unmatured Event of Default exists, has occurred or is continuing, and (vii) Lender has fully performed all of its obligations under each of the Loan Documents through the date of this Agreement, and Lender is in full compliance with its obligations under each of the Loan Documents.

7. Expenses of Lender.  Borrowers shall pay all reasonable expenses of Lender incurred in connection with this Second Amendment, including reasonable attorneys fees and expenses.

8. Execution and Counterparts.  This Second Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

9. Entire Agreement.  This Second Amendment, together with the other Loan Documents, constitute the entire agreement of the parties in respect of the subject matter described herein.  This Second Amendment may not be changed or modified except by an agreement in writing signed by the Lender and the Borrowers hereto.

10. Headings.  Section headings used in this Second Amendment are for reference only and shall not affect the construction of the Second Amendment.

11. Enforceability.  Except as expressly and specifically set forth herein, the Existing Loan Agreement remains unmodified and in full force and effect.  In the event of any discrepancy between the Existing Loan Agreement and this Second Amendment, the terms and conditions of this Second Amendment will control and the Existing Loan Agreement is deemed amended to conform hereto.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

Signature Page to

SECOND AMENDMENT TO LOAN AGREEMENT

(Maryland Acquisition Loan)

LENDER:

OHI ASSET III (PA) TRUST

By:           OHI Asset (PA), LLC, a Delaware limited liability
company, its sole trustee

By:           Omega Healthcare Investors, a Maryland
corporation, its sole member

By:           /s/Daniel J. Booth
Name:           Daniel J. Booth
Title:           Chief Operating Officer

THE STATE OF MARYLAND                          )
)
COUNTY OF BALTIMORE                               )

This instrument was acknowledged before me on the 3rd day of November, 2009, by Daniel J. Booth, the Chief Operating Officer of Omega Healthcare Investors, Inc., a Maryland corporation, the sole member of OHI Asset (PA), LLC, a Delaware limited liability company, the sole trustee of OHI Asset III (PA) Trust, a Maryland business trust, on behalf of said business trust.

Judith A. Jacobs
                     Notary Public, Baltimore County, MD
My commission expires: May 12, 2012

Page S- of S-3

Signature Page to

SECOND AMENDMENT TO LOAN AGREEMENT

(Maryland Acquisition Loan)

BORROWERS:

BEL PRE LEASING CO., LLC
RIDGE (MD) LEASING CO., LLC
MARLBORO LEASING CO., LLC
FAYETTE LEASING CO., LLC
LIBERTY LEASING CO., LLC
HOWARD LEASING CO., LLC
PALL MALL LEASING CO., LLC
WASHINGTON (MD) LEASING CO., LLC
MARYLAND NH ASSET, LLC

By:           /s/ Charles R. Stoltz
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

PARENT GUARANTORS:

OMG RE HOLDINGS, LLC
OMG RE LEASING CO., LLC
OMG ASSET OWNERSHIP, LLC
HEALTH CARE FACILITY MANAGEMENT, LLC
RESIDENT CARE CONSULTING, LLC

By:           /s/ Charles R. Stoltz
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

Page S- of S-3

Signature Page to

SECOND AMENDMENT TO LOAN AGREEMENT

(Maryland Acquisition Loan)

STATE OF OHIO                                 )
) ss.
COUNTY OF HAMILTON                 )

The foregoing instrument was acknowledged before me this 3rd day of November, 2009, by Charles R. Stoltz, who is the CFO and Treasurer of the limited liability companies listed above, on behalf of all such limited liability companies.

Kathleen M. Portman
                     Notary Public, Hamilton County, Ohio
My commission expires: 3-28-2012

Page S- of S-3

SECOND AMENDMENT TO LOAN AGREEMENT
(Maryland Acquisition Loan)

EXHIBIT C

SCHEDULED IMPROVEMENTS

Facility	Address	City	ST	Allocation of $3.775M CAP-EX (1)
Bel Pre Health & Rehabilitation Center	2601 Bel Pre Road	Silver Spring	MD	625,000.00
Ellicott City Health & Rehabilitation Center	3000 N. Ridge Road	Ellicott City	MD	300,000.00
Forestville Health & Rehabilitation Center	7420 Marlboro Pike	Forestville	MD	750,000.00
Franklin Square Health & Rehabilitation Center (Fayette)	1217 W. Fayette Street	Baltimore	MD	400,000.00
Liberty Heights Health & Rehabilitation Center	4017 Liberty Heights Avenue	Baltimore	MD	400,000.00
Marley Neck Health & Rehabilitation Center	7575 E. Howard Road	Glen Burnie	MD	1,050,000.00
South River Health & Rehabilitation Center	144 Washington Road	Edgewater	MD	250,000.00
		Total		$3,775,000

Specific improvements, budgets, and plans must be approved prior to the commencement of any improvement.

Exhibit C  – Page  of 1

THIRD AMENDMENT TO LOAN AGREEMENT
(Maryland Acquisition Loan)

BETWEEN

OHI ASSET III (PA) TRUST, as Lender

and

BEL PRE LEASING CO., LLC
RIDGE (MD) LEASING CO, LLC
MARLBORO LEASING CO., LLC
FAYETTE LEASING CO., LLC
LIBERTY LEASING CO., LLC
HOWARD LEASING CO., LLC
PALL MALL LEASING CO., LLC
WASHINGTON (MD) LEASING CO., LLC
MARYLAND NH ASSET, LLC
as Borrowers

and

OMG RE HOLDINGS, LLC
OMG RE LEASING CO., LLC
OMG ASSET OWNERSHIP, LLC
HEALTH CARE FACILITY MANAGEMENT, LLC
RESIDENT CARE CONSULTING, LLC
as Parent Guarantors

Dated:  October 1, 2010

THIRD AMENDMENT TO LOAN AGREEMENT

(Maryland Acquisition Loan)

This Third Amendment to Loan Agreement (“Second Amendment”) is dated as of October 1, 2010, and is by and among OHI ASSET III (PA) TRUST, a Maryland business trust (“Lender”), and BEL PRE LEASING CO., LLC, an Ohio limited liability company, RIDGE (MD) LEASING CO., LLC, an Ohio limited liability company, MARLBORO LEASING CO., LLC, an Ohio limited liability company, FAYETTE LEASING CO., LLC, an Ohio limited liability company, LIBERTY LEASING CO., LLC, an Ohio limited liability company, HOWARD LEASING CO., LLC, an Ohio limited liability company, PALL MALL LEASING CO., LLC, an Ohio limited liability company, WASHINGTON (MD) LEASING CO., LLC, an Ohio limited liability company, and MARYLAND NH ASSET, LLC, an Ohio limited liability company (each a “Borrower”, and collectively, as the “Borrowers”) and OMG RE HOLDINGS, LLC, an Ohio limited liability company (“RE Holdings”), OMG RE LEASING CO, LLC, an Ohio limited liability company (“RE Leasing”), and OMG ASSET OWNERSHIP, LLC, an Ohio limited liability company (“AO”), HEALTH CARE FACILITY MANAGEMENT, LLC, an Ohio limited liability company (“HCFM”), and RESIDENT CARE CONSULTING, LLC, an Ohio limited liability company (“RCC”, and together with RE Holdings, RE Leasing, AO, and HCFM each a “Parent Guarantor” and collectively, the “Parent Guarantors”).

RECITALS:

A.           Borrowers and Parent Guarantors have executed and delivered to Lender a Loan Agreement dated April 18, 2008, as amended by that certain First Amendment to Loan Agreement dated as of March 15, 2009, and a Second Amendment to Loan Agreement dated as of November 3, 2009 (as amended, the “Existing Loan Agreement”), pursuant to which Lender has made a loan (the “Loan”) to Borrowers.  The Loan is evidenced by the Note and secured by the Loan Documents (as defined below).

B.           Lender and the Borrowers desire to amend the Existing Loan Agreement as set forth in this Second Amendment.

NOW THEREFORE, the parties agree as follows:

1. Definitions.

(a) Any capitalized term used but not defined in this Second Amendment will have the meaning assigned to such term in the Existing Loan Agreement.

(b) The following term defined in Article I of the Existing Lease is hereby amended and restated in its entirety as follows:

Interest Rate: means the following annual rate for the following period of time:
Rate	Period
11%	April 18, 2008 thru April 30, 2018
13.75%	May 1, 2019 thru April 30, 2028
16.75%	Thereafter

Maturity Date:  means April 30, 2022, as extended pursuant to Section 0.

2. Section 2.7.  Section 2.7 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

2.7           Extension of Maturity Date.  Borrowers are hereby granted two (2) successive options to extend the Maturity Date (each an “Option to Extend”).  The Options to Extend shall be for a period of ten (10) years each, such that if the first Option to Extend is exercised, the Maturity Date would be April 30, 2032 and if the first and second Options to Extend are exercised, the Maturity Date would be April 30, 2042.  Borrowers’ exercise of the first and second Options to Extend are subject to the following terms and conditions (which conditions may be waived by Lender in its sole discretion):

(a) An Option to Extend is exercisable only by Notice to Lender at least one hundred and eighty (180) days, and not more than three hundred sixty (360) days, prior to the Maturity Date;

(b) No Event of Default or Unmatured Event of Default shall have occurred and be continuing either at the time an option to extend is exercised or at the commencement of the extension period;

(c) All of the terms and conditions of this Agreement, the Note, the Deeds of Trust and the other Loan Documents shall remain in full force and effect; and

(d) Borrowers may only exercise their Options to Extend if the option to renew for a corresponding period of years under the Master Lease (the “Master Lease”) is also exercised with respect to all (and no fewer than all) of the Leased Properties (as defined in the Master Lease) such that the Expiration Date (as defined in the Master Lease) and the Maturity Date are the same date.

3. Representations and Warranties.

(a) Each of Borrower and Parent Guarantor hereby confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower or Parent Guarantor, this Second Amendment and the Loan Documents as of the date hereof and confirms that they are true and correct in all material respects.

(b) Each of Borrower and Parent Guarantor hereby represents and warrants as of the date of this Second Amendment as follows:  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Second Amendment and the Loan Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person (except for those that have already been obtained), is required in connection with the execution, delivery, performance, validity or enforceability of this Second Amendment or the Loan Documents, as applicable, by or against it; (iv) this Second Amendment and the Loan Documents, as applicable, have been duly executed and delivered by it; (v) this Second Amendment and the Loan Documents, as applicable, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (vi) it is not in default under the Loan Agreement and no Event of Default or Unmatured Event of Default exists, has occurred or is continuing, and (vii) Lender has fully performed all of its obligations under each of the Loan Documents through the date of this Agreement, and Lender is in full compliance with its obligations under each of the Loan Documents.

4. Expenses of Lender.  Borrowers shall pay all reasonable expenses of Lender incurred in connection with this Second Amendment, including reasonable attorneys fees and expenses.

5. Execution and Counterparts.  This Second Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

6. Entire Agreement.  This Second Amendment, together with the other Loan Documents, constitute the entire agreement of the parties in respect of the subject matter described herein.  This Second Amendment may not be changed or modified except by an agreement in writing signed by the Lender and the Borrowers hereto.

7. Headings.  Section headings used in this Second Amendment are for reference only and shall not affect the construction of the Second Amendment.

8. Enforceability.  Except as expressly and specifically set forth herein, the Existing Loan Agreement remains unmodified and in full force and effect.  In the event of any discrepancy between the Existing Loan Agreement and this Second Amendment, the terms and conditions of this Second Amendment will control and the Existing Loan Agreement is deemed amended to conform hereto.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

Signature Page to
THIRD AMENDMENT TO LOAN AGREEMENT
(Maryland Acquisition Loan)

LENDER:

OHI ASSET III (PA) TRUST

By:           OHI Asset (PA), LLC, a Delaware limited liability
company, its sole trustee

By:           Omega Healthcare Investors, a Maryland
corporation, its sole member

By:            /s/ Daniel J. Booth
Name:           Daniel J. Booth
Title:           Chief Operating Officer

THE STATE OF MARYLAND                          )
)
COUNTY OF BALTIMORE                               )

This instrument was acknowledged before me on the 13th day of October, 2010, by Daniel J. Booth, the Chief Operating Officer of Omega Healthcare Investors, Inc., a Maryland corporation, the sole member of OHI Asset (PA), LLC, a Delaware limited liability company, the sole trustee of OHI Asset III (PA) Trust, a Maryland business trust, on behalf of said business trust.

Judith A. Jacobs
                     Notary Public, Baltimore County, MD
My commission expires: May 12, 2012

Page S- of S-3

Signature Page to
THIRD AMENDMENT TO LOAN AGREEMENT
(Maryland Acquisition Loan)

BORROWERS:

BEL PRE LEASING CO., LLC
RIDGE (MD) LEASING CO., LLC
MARLBORO LEASING CO., LLC
FAYETTE LEASING CO., LLC
LIBERTY LEASING CO., LLC
HOWARD LEASING CO., LLC
PALL MALL LEASING CO., LLC
WASHINGTON (MD) LEASING CO., LLC
MARYLAND NH ASSET, LLC

By:           /s/ Charles R. Stoltz
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

PARENT GUARANTORS:

OMG RE HOLDINGS, LLC
OMG RE LEASING CO., LLC
OMG ASSET OWNERSHIP, LLC
HEALTH CARE FACILITY MANAGEMENT, LLC
RESIDENT CARE CONSULTING, LLC

By:           /s/ Charles R. Stoltz
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

Page S- of S-3

Signature Page to
THIRD AMENDMENT TO LOAN AGREEMENT
(Maryland Acquisition Loan)

STATE OF OHIO                                 )
) ss.
COUNTY OF HAMILTON                 )

The foregoing instrument was acknowledged before me this 7th day of October, 2010, by Charles R. Stoltz, who is the CFO and Treasurer of the limited liability companies listed above, on behalf of all such limited liability companies.

Monica R. Humbert
                     Notary Public, Hamilton County, Ohio
My commission expires: 7/28/2012

Page S- of S-3

FOURTH AMENDMENT TO LOAN AGREEMENT
(Maryland Acquisition Loan)

BETWEEN

OHI ASSET III (PA) TRUST, as Lender

and

BEL PRE LEASING CO., LLC
RIDGE (MD) LEASING CO, LLC
MARLBORO LEASING CO., LLC
FAYETTE LEASING CO., LLC
LIBERTY LEASING CO., LLC
HOWARD LEASING CO., LLC
PALL MALL LEASING CO., LLC
WASHINGTON (MD) LEASING CO., LLC
MARYLAND NH ASSET, LLC
as Borrowers

and

OMG RE HOLDINGS, LLC
OMG RE LEASING CO., LLC
OMG ASSET OWNERSHIP, LLC
HEALTH CARE FACILITY MANAGEMENT, LLC
RESIDENT CARE CONSULTING, LLC
as Parent Guarantors

Dated:  December 31, 2010

FOURTH AMENDMENT TO LOAN AGREEMENT

(Maryland Acquisition Loan)

This Fourth Amendment to Loan Agreement (“Second Amendment”) is dated as of December 31, 2010, and is by and among OHI ASSET III (PA) TRUST, a Maryland business trust (“Lender”), and BEL PRE LEASING CO., LLC, an Ohio limited liability company, RIDGE (MD) LEASING CO., LLC, an Ohio limited liability company, MARLBORO LEASING CO., LLC, an Ohio limited liability company, FAYETTE LEASING CO., LLC, an Ohio limited liability company, LIBERTY LEASING CO., LLC, an Ohio limited liability company, HOWARD LEASING CO., LLC, an Ohio limited liability company, PALL MALL LEASING CO., LLC, an Ohio limited liability company, WASHINGTON (MD) LEASING CO., LLC, an Ohio limited liability company, and MARYLAND NH ASSET, LLC, an Ohio limited liability company (each a “Borrower”, and collectively, as the “Borrowers”) and OMG RE HOLDINGS, LLC, an Ohio limited liability company (“RE Holdings”), OMG RE LEASING CO, LLC, an Ohio limited liability company (“RE Leasing”), and OMG ASSET OWNERSHIP, LLC, an Ohio limited liability company (“AO”), HEALTH CARE FACILITY MANAGEMENT, LLC, an Ohio limited liability company (“HCFM”), and RESIDENT CARE CONSULTING, LLC, an Ohio limited liability company (“RCC”, and together with RE Holdings, RE Leasing, AO, and HCFM each a “Parent Guarantor” and collectively, the “Parent Guarantors”).

RECITALS:

A.           Borrowers and Parent Guarantors have executed and delivered to Lender a Loan Agreement dated April 18, 2008, as amended by that certain First Amendment to Loan Agreement dated as of March 15, 2009, a Second Amendment to Loan Agreement dated as of November 3, 2009, and a Third Amendment to Loan Agreement dated as of October 1, 2010 (as amended, the “Existing Loan Agreement”), pursuant to which Lender has made a loan (the “Loan”) to Borrowers.  The Loan is evidenced by the Note and secured by the Loan Documents (as defined below).

B.           Lender and the Borrowers desire to amend the Existing Loan Agreement as set forth in this Second Amendment.

NOW THEREFORE, the parties agree as follows:

1. Definitions.  Any capitalized term used but not defined in this Second Amendment will have the meaning assigned to such term in the Existing Loan Agreement

2. Section 2.8.  Section 2.8 of the Existing Loan Agreement is hereby amended by deleting the following third (3rd) sentence thereof:

“After receipt of approval as to any specific Scheduled Improvement, the Borrowers shall promptly undertake, and complete each such Scheduled Improvement on or before December 31, 2010.”

and by replacing such third (3rd) sentence with the following:

“After receipt of approval as to any specific Scheduled Improvement, the Borrowers shall promptly undertake, and complete each such Scheduled Improvement on or before December 31, 2011.”

3. Exhibit C.  Exhibit C to the Existing Loan Agreement is hereby amended and restated in its entirety by Exhibit C to this Amendment.

4. Section 3.4.  Section 3.4 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

3.3          Release of Certain Facilities during First Three Years.

(a) On or before the third anniversary of the Closing, provided that (i) no Event of Default has occurred and is continuing under the Loan Documents, (ii) no Unmatured Event of Default has occurred and is continuing, and (iii) Borrowers are selling the Facility or Facilities to an unrelated third party, upon the payment to Lender of the applicable release payment set forth below (each a “Three Years Release Payment”), Lender would agree to release the applicable Facility listed below (each a “Three Years Facility”) from the lien of the Loan Documents.  No Prepayment Premium would be payable in connection with such prepayment and release.  The initial release prices (to be increased by any reallocations as discussed below or any funded capex under Section 2.8) are:

Facility Name	Initial Release Payment
Liberty Heights Health & Rehabilitation Center 4017 Liberty Heights Avenue Baltimore MD 21207	$8,018,877.12
Franklin Square Health & Rehabilitation Center 1217 W. Fayette Street Baltimore MD 21223	$11,294,353.32

Each Third Year Release Payment will increase 2.5% per year (compounding) on each anniversary of the Closing and pursuant to subparagraph (b) below.

(b) If, after exercising reasonable efforts to sell any Three Years Facility, Borrowers are unable to find a buyer willing to pay an amount sufficient to satisfy the applicable Three Years Release Payment, then Lender will accept as a Three Years Release Payment a lower release payment provided that: (i) the release payment is no less than 50% of the otherwise applicable Third Year Release Payment, and (ii) after giving effect to the sale of the Facility and the pay down of the Loan, the Borrowers remain in compliance with the Cash Flow Coverage Ratio and Combined Cash Flow Coverage Ratio required as of the date of the payment.   The difference between the actual release payment and the Three Years Release Payment shall be reallocated among the remaining Facilities in proportion to the number of licensed beds at each remaining Facility bears to the total number of licensed beds at all Facilities, which reallocation shall also increase the Third Year Release Payment under this Section and the Seventh Year Release Payment under Section 3.4 in the amount reallocated to such Facilities.

(c) Borrowers must sell the Facilities to unrelated third parties in order for the Facilities to be released from the lien of the Loan Documents pursuant to this Section.

(d) Upon payment of the applicable Third Year Release Payment, the amount of the Security Deposit required under this Agreement and the Master Lease will be reduced by an amount equal to (i) the amount of the applicable Third Year Release Payment actually paid to Lender multiplied by (ii) the Interest Rate divided by (iii) four (4).

(e) Upon payment of the applicable Third Year Release Payment, Lender shall release the applicable Facility from the Option to Purchase.

5.   Section 3.4.  Section 3.4 of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

3.4          Release of Certain Facilities after Seven Years.

During the one year period commencing on the seventh anniversary of the Closing, provided that (i) no Event of Default has occurred and is continuing under the loan documents, (ii) no Unmatured Event of Default has occurred and is continuing, (iii) the prepayment is made concurrently with respect to all such Facilities (to the extent they have not previously been released as provided for in Section 3.3), and (iv) the Lessee Purchase Option is closed concurrently, upon the payment to Seller of  $40,372,426.00  (as such amount may be increased or reduced pursuant to Sections 3.3(b) and 3.4(b), the “Seventh Year Release Payment”), Seller will release the Facilities listed below from the lien of the Loan Documents.  No Prepayment Premium would be payable in connection with such prepayment and release.  Borrowers would not be obligated to sell the Facilities in connection with such prepayment and release.  The Facilities covered by this Section are as follows:

Bel Pre Health & Rehabilitation Center 2601 Bel Pre Road Silver Spring MD 20906
Liberty Heights Health & Rehabilitation Center 4017 Liberty Heights Avenue Baltimore MD 21207
Marley Neck Health & Rehabilitation Center 7575 E. Howard Road Glen Burnie MD 21060
Franklin Square Health & Rehabilitation Center 1217 W. Fayette Street Baltimore MD 21223

(a) The Seventh Year Release Payment will be reduced by the amount any Third Year Release Payment paid in connection with any of the Seventh Year Facilities which are also Third Year Facilities.

(b) If Borrowers do not sell or otherwise transfer the Facilities to third parties, but instead continue to own and operate them, then upon payment of the Seventh Year Release Payment and release of the Seventh Year Facilities from the lien of the Loan Documents, the ownership of the applicable Borrowers which own or operate such Facilities shall be transferred such that HCREH and the Parent Guarantors no longer own or control such Borrowers.  Upon such transfer, Lender will release such Borrowers from their obligations arising under the Loan Document and their guaranty of the Master Lease and the City View Loan.

(c) Upon payment of the Seventh Year Release Payment, the amount of the Security Deposit required under this Agreement and the Master Lease will be reduced by an amount equal to (i) the amount of the Seventh Year Release Payment actually paid to Lender multiplied by (ii) the Interest Rate divided by (iii) four (4).

(d) Upon payment of the Seventh Year Release Payment, Lender shall release the Facilities covered by this Section from the Option to Purchase.

6. Representations and Warranties.

(a) Each of Borrower and Parent Guarantor hereby confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower or Parent Guarantor, this Second Amendment and the Loan Documents as of the date hereof and confirms that they are true and correct in all material respects.

(b) Each of Borrower and Parent Guarantor hereby represents and warrants as of the date of this Second Amendment as follows:  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Second Amendment and the Loan Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person (except for those that have already been obtained), is required in connection with the execution, delivery, performance, validity or enforceability of this Second Amendment or the Loan Documents, as applicable, by or against it; (iv) this Second Amendment and the Loan Documents, as applicable, have been duly executed and delivered by it; (v) this Second Amendment and the Loan Documents, as applicable, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (vi) it is not in default under the Loan Agreement and no Event of Default or Unmatured Event of Default exists, has occurred or is continuing, and (vii) Lender has fully performed all of its obligations under each of the Loan Documents through the date of this Agreement, and Lender is in full compliance with its obligations under each of the Loan Documents.

7. Expenses of Lender.  Borrowers shall pay all reasonable expenses of Lender incurred in connection with this Second Amendment, including reasonable attorneys fees and expenses.

8. Execution and Counterparts.  This Second Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

9. Entire Agreement.  This Second Amendment, together with the other Loan Documents, constitute the entire agreement of the parties in respect of the subject matter described herein.  This Second Amendment may not be changed or modified except by an agreement in writing signed by the Lender and the Borrowers hereto.

10. Headings.  Section headings used in this Second Amendment are for reference only and shall not affect the construction of the Second Amendment.

11. Enforceability.  Except as expressly and specifically set forth herein, the Existing Loan Agreement remains unmodified and in full force and effect.  In the event of any discrepancy between the Existing Loan Agreement and this Second Amendment, the terms and conditions of this Second Amendment will control and the Existing Loan Agreement is deemed amended to conform hereto.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

Signature Page to
FOURTH AMENDMENT TO LOAN AGREEMENT
(Maryland Acquisition Loan)

LENDER:

OHI ASSET III (PA) TRUST

By:           OHI Asset (PA), LLC, a Delaware limited liability
company, its sole trustee

By:           Omega Healthcare Investors, a Maryland
corporation, its sole member

By:           /s/ Daniel J. Booth
Name:           Daniel J. Booth
Title:           Chief Operating Officer

THE STATE OF MARYLAND                          )
)
COUNTY OF BALTIMORE                               )

This instrument was acknowledged before me on the 28th day of December, 2010, by Daniel J. Booth, the Chief Operating Officer of Omega Healthcare Investors, Inc., a Maryland corporation, the sole member of OHI Asset (PA), LLC, a Delaware limited liability company, the sole trustee of OHI Asset III (PA) Trust, a Maryland business trust, on behalf of said business trust.

Judith A. Jacobs
                     Notary Public, Baltimore County, MD
My commission expires: May 12, 2012

Page S- of S-3

Signature Page to
FOURTH AMENDMENT TO LOAN AGREEMENT
(Maryland Acquisition Loan)

BORROWERS:

BEL PRE LEASING CO., LLC
RIDGE (MD) LEASING CO., LLC
MARLBORO LEASING CO., LLC
FAYETTE LEASING CO., LLC
LIBERTY LEASING CO., LLC
HOWARD LEASING CO., LLC
PALL MALL LEASING CO., LLC
WASHINGTON (MD) LEASING CO., LLC
MARYLAND NH ASSET, LLC

By:           /s/ Charles R. Stoltz
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

PARENT GUARANTORS:

OMG RE HOLDINGS, LLC
OMG RE LEASING CO., LLC
OMG ASSET OWNERSHIP, LLC
HEALTH CARE FACILITY MANAGEMENT, LLC
RESIDENT CARE CONSULTING, LLC

By:           /s/ Charles R. Stoltz
Name:           Charles R. Stoltz
Title:           CFO and Treasurer

Page S- of S-3

Signature Page to
FOURTH AMENDMENT TO LOAN AGREEMENT
(Maryland Acquisition Loan)

STATE OF OHIO                                 )
) ss.
COUNTY OF HAMILTON                 )

The foregoing instrument was acknowledged before me this 29 day of December, 2010, by Charles R. Stoltz, who is the CFO and Treasurer of the limited liability companies listed above, on behalf of all such limited liability companies.

Kathleen M. Portman
                     Notary Public, Hamilton County, Ohio
My commission expires: 3/28/2012

Page S- of S-3

FOURTH AMENDMENT TO LOAN AGREEMENT
(Maryland Acquisition Loan)

EXHIBIT C

SCHEDULED IMPROVEMENTS

Facility	Address	City	ST	Allocation of $3.775M CAP-EX (1)
Bel Pre Health & Rehabilitation Center	2601 Bel Pre Road	Silver Spring	MD	$268,464.07
Ellicott City Health & Rehabilitation Center	3000 N. Ridge Road	Ellicott City	MD	$532,109.32
Forestville Health & Rehabilitation Center	7420 Marlboro Pike	Forestville	MD	$1,133,252.98
Franklin Square Health & Rehabilitation Center (Fayette)	1217 W. Fayette Street	Baltimore	MD	$995,122.99
Liberty Heights Health & Rehabilitation Center	4017 Liberty Heights Avenue	Baltimore	MD	$443,367.58
Marley Neck Health & Rehabilitation Center	7575 E. Howard Road	Glen Burnie	MD	$200,769.96
South River Health & Rehabilitation Center	144 Washington Road	Edgewater	MD	$201,913.10
		Total		$3,775,000

Specific improvements, budgets, and plans must be approved prior to the commencement of any improvement.

Exhibit C  – Page  of 1